UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright  Street Omaha, Nebraska             68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/12

Item 1.  Reports to Stockholders.

MutualHedge Frontier Legends Fund

CLASS A, CLASS C AND CLASS I SHARES

Annual Report

September 30, 2012

1-888-643-3431

WWW.MUTUALHEDGE.COM

Distributed by Northern Lights Distributors, LLC

Member FINRA

MutualHedge Frontier Legends Fund:

Annual Letter to Shareholders for the Year Ended September 30, 2012

MutualHedge Frontier Legends Fund (the “Fund”) began trading on December 31, 2009 with an initial NAV of $10.00 per share.  For the Fund’s last fiscal year (October 1, 2011 through September 30, 2012), Class A Shares (with No Load) returned −3.33%, Class A Shares (with Maximum Load) returned −8.88%, Class C Shares returned −4.09%, and Class I Shares returned −3.08%.  During this period, the Fund underperformed the Barclay BTOP50 Index® (the “Managed Futures Index”), which returned −2.59%.

The Fund’s performance also served to underscore the low correlation, on average, between managed futures strategies and equities: in contrast to the Fund’s negative performance, the S&P 500® Total Return Index (the “Equities Index”) returned 30.20% for the year.1  Investors should note that the correlation between the Fund and the Equities Index since the inception of the Fund is approximately −0.107.  Like the managed futures asset class as a whole, the Fund offers the potential for diversification benefits when added to most traditional investment portfolios that have equities as their core.2

Past performance is not an indication of future results.  There is risk of loss.  You can lose money in a managed futures program.

Fund Strategy

The Fund’s investment objective is to achieve capital appreciation in both rising and falling equity markets, with an annualized level of volatility that is generally lower than the historical level of volatility experienced by the Equities Index.

The Fund’s investment adviser, Equinox Fund Management, LLC (“Equinox” or the “Adviser”) pursues this investment objective mainly by investing in (i) fixed-income securities, and (ii) global derivatives markets, through the proprietary programs of one or more commodity trading advisers (“CTAs”), which are often labeled “managed futures” programs.3

1 The MutualHedge Frontier Legends Fund data source: Gemini Fund Services, LLC.  The Managed Futures Index, Equities Index, and Long-Only Commodities Index data source: PerTrac Financial Solutions.

2 By way of comparison, for the same period, the correlation between the Managed Futures Index and the Equities Index of 0.110 is also very low.  The correlation between the Fund and the Managed Futures Index, naturally, is much higher at 0.883.

3 The Fund gains exposure to CTA programs through its wholly-owned subsidiary.

The Adviser draws on its extensive experience in the managed futures space to select CTA programs and, by analyzing the interrelationships among them, combines them in a portfolio that attempts to offer more consistent performance potential with lower volatility than individual programs.  The portfolio is designed to be diversified across (i) trading methodologies (e.g., trend-following, discretionary, spread trading); trading time horizons (high-frequency, short-term, long-term); (iii) sectors (interest rates, energy, metals, agricultural commodities, equity indices, currencies); and (iv) geography.  The Adviser seeks to manage the risk of the portfolio by monitoring key parameters of the selected programs, including volatility, market sector exposure, drawdowns, and trading activity.  The portfolio is rebalanced periodically, as warranted by its risk-return profile in conjunction with changing market conditions.

Portfolio and Platform Evolution

The Fund’s allocations to CTA programs and its means of accessing them have continued to evolve.

On September 30, 2011, the Fund’s portfolio consisted of allocations to eight CTA programs, the majority of which were intermediate to long-term trend-following programs.  However, as of September 30, 2012, the Fund’s portfolio consisted of 13 CTA programs, as shown in Table 1 below. Six diversified trend-following programs (Winton, Beach, QCM, Lynx, Quantica and Quest) make up about 47% of the portfolio. Two spread trading programs (EvE and Moody) represent about 14%, while two discretionary trading programs (Tiverton and Mesirow) have a 7% allocation. The remaining 32% comprises three programs: JLI (short-term trading), Cantab (multi-strategy) and QIM (short-term pattern recognition).

Table 1: Fund’s Allocation to CTA Programs at Quarter End

Allocations represent the portion of CTA-related investments only and are presented to illustrate examples of the holdings that the fund has bought and the diversity of areas in which the funds may invest, and may not be representative of the fund's current or future investments.  Portfolio holdings are subject to change and should not be considered investment advice.

It has always been the Fund’s goal and commitment to seek efficient access to what we believe are the best available CTA programs.  To that end, and as the result of due diligence, negotiation and documentation efforts, access to CTA programs as of the Fund’s previous fiscal year-end was achieved entirely through the dbSelect platform.  The dbSelect platform is Deutsche Bank’s market-leading platform for accessing liquid alternative strategies, including managed futures trading, currencies, global macro, volatility arbitrage, and commodity strategies.  The dbSelect platform offers daily liquidity and an efficient and competitive cost structure.  As of June 6, 2012, the dbSelect platform has more than $5 billion in assets under management from pension funds, sovereign wealth funds, fund of funds, private banks, insurance companies and others.4

In our last annual letter to shareholders, we had described how Equinox, in addition to dbSelect, was working with other large global institutions that were in the process of building managed account platforms designed for institutional investors and expected to add access to CTA programs via another platform.  In January 2012, the Fund began to access CTA programs through investments in trading companies (“tradecos”) on the ExcelEdge (“E2”) platform, built in collaboration with Morgan Stanley and BNP Paribas, with the trading companies managed and administered by BNP Paribas.5

Thus, Equinox currently accesses exposure to CTA programs through a combination of (i) trading companies and (ii) unfunded derivatives.  We continue to believe that multiple modes of access best serve the interests of the Fund’s investors.  One of Equinox’s goals over time is to avoid being the sole or major investor in any trading company. Such a strategy should allow Equinox to avoid certain issues around investment minimums and to manage tactical and strategic changes in allocations to CTA programs more easily.

Analysis of Fund Performance

As shown in Table 2 below, the Fund underperformed both the Equities Index and the Managed Futures Index.  It did, however, succeed in meeting its investment objective as far as volatility, which was a little more than half the volatility of the Equities Index.   Noteworthy as well is the lack of correlation between the Fund and the Managed Futures Index with the Equities Index, a tribute to the diversification provided by this asset class.

4 Source: Deutsche Bank.

5 Currently, the Fund accesses CTA programs on the dbSelect platform through an unfunded OTC derivative, and CTA programs on the E2 platform via direct investments in trading companies.   Equinox expects to limit exposure to the credit risk of any single derivative counterparty to less than 5% of the Fund’s NAV. The aggregate weighted average management fee of the CTA programs was 0.81% of notional exposure, as of September 30, 2012. The aggregate weighted average incentive fee of the CTA programs was 21.90% of new high net trading profits, as of September 30, 2012. In addition, the dbSelect platform assesses a combined platform services fee of 0.50% per annum that covers a wide range of services including on-boarding, legal and audit, funding, custody, administration, and risk monitoring and reporting. This platform services fee is accrued on the notional level of the dbSelect Derivative. As of September 30, 2012, the notional levels of the dbSelect Derivative and E2 TradeCos were $622.9 million and $188.4 million respectively.

Table 2: Performance Statistics of the Fund, October 1, 2011 to September 30, 2012

Investors are not able to invest directly in the indicies referenced in this table. The performance of any index presented does not represent the performance of any particular product sponsored by Equinox Fund Management, LLC.

Past performance is not an indication of future results.  There is risk of loss.  You can lose money in a managed futures program.

Table 3: Fund Performance Attribution by CTA Program

During the period under review, only three of the Fund’s CTA programs made positive contributions to performance, underscoring the difficult climate for managed futures.  The best performing CTA program was QIM, a short-term pattern-recognition program, which contributed about 174 basis points (“bps”) of performance.  Cantab’s multi-strategy/algorithmic trading program followed, contributing about 43 basis points of performance.  Finally, QTI, a rules-based diversified trend-following program, contributed 4 bps.  On the other side of the ledger, Emil van Essen’s spread trading program contributed −128 bps, John Locke’s Cyril short-term trading program contributed −121 bps and Beach Horizon’s long-term trend-following program (with significant physical commodity exposure) contributed about −101 bps of performance.  As listed in the table, three other CTA programs contributed between −50 and −100 bps, while five programs had relatively smaller negative contributions of −49 bps or less.

Under the prevailing low interest rate conditions, the Fund’s fixed-income investments (consisting mainly of exchange-traded funds (“ETFs”), most of which seek to track the performance of short-duration, investment-grade fixed-income indices) performed reasonably well, contributing about 72 bps performance.

Fund Performance Attribution by Sector

Table 4: Fund Performance Attribution by Sector:

Sector	Contribution to Performance

Currencies	-1.76%
Equity Indices	1.64%
Interest Rates	0.61%
Agricultural Commodities	-1.67%
Energy	-0.12%
Metals	-2.03%
Total	-3.33%

Equity indices were the most important contributors to performance during the year, contributing about 164 bps, as many of the Fund’s CTA programs held long positions in equities for the better part of the year.  Although all the gains during the strong first quarter of 2012 were given back during the second quarter, the third quarter of 2012 was again a good quarter for equity indices, resulting in an overall positive contribution for the year.

Interest rates contributed 61 bps towards performance, reflecting a terrible second quarter of calendar year 2012, which was followed by a strong third quarter.  As a matter of interest, the best quarter for interest rates was the worst quarter for equity indices and vice-versa, a symptom of the “risk-on, risk-off” malaise that affected global markets during the year.

The other sectors, unfortunately, detracted significantly from performance.  Metals were the worst performers, recording four straight quarters of negative performance.  Currencies and agricultural commodities followed close behind, with the third quarter of 2012 being their sole strong quarter of performance.  The energy sector was virtually flat, with good performance in the second quarter of 2012 offset by poor results in the other three quarters.

As mentioned earlier, part of the reason for difficult performance, not only for the Fund but also for the managed futures asset class as a whole, was the increase in correlations across virtually all risk assets.  Consequently, any unexpected event, favorable or unfavorable, resulted in most markets moving at the same time and generally in the same direction.  In addition, markets were frequently whipsawed: positive “jawboning” or market interventions by central bankers often caused multiple markets to snap out of down-trends, only to see the nascent up-trends reverse quickly once again in response to an unfavorable item of economic or political news.  As one of the CTAs whose program we follow put it: “Trends seemed to have all but disappeared.”  As we discuss later, it is the view of many market professionals that this state of affairs is unlikely to persist indefinitely.

Fund Sector Diversification

The Fund’s sector diversification, as of September 30, 2011 and September 30, 2012, respectively, is shown in the charts below.

Sector Diversification as of September 30, 2012

Portfolio holdings are subject to change and should not be considered investment advice.

Sector Diversification as of September 30, 2011

Portfolio holdings are subject to change and should not be considered investment advice.

There have been a few notable changes during the year.  Allocations to the physical commodity sectors are higher: exposure to agricultural commodities has increased significantly, driven mainly by the run-up in prices during the summer drought.  The allocation to energy has also increased since last September, as has exposure to metals.  Conversely, exposures to the financial sectors (equity indices, interest rates and currencies) are all lower now than they were a year ago.

We are often asked whether Equinox actively manages these sector risk exposures.  In fact, the CTA trading programs to which the Fund allocates have their own target risk exposures to various sectors, and Equinox takes these into account while selecting managers and constructing the Fund’s portfolio.  The actual sector risk exposures shown above are generally a function of the signals generated by the trading models of various CTA programs.   Equinox monitors these exposures continually, both at the individual program level as well as at the portfolio level in an effort to understand current trends in various markets.  It is also worth noting that these exposures are “gross” risk exposures: a sector that has long positions whose risk exposure is say 5% and short positions whose risk exposure is say 5% will be shown as having an exposure of 10%, even though the “net” exposure can be thought of as zero.

Market Commentary and Outlook:

At the end of the Fund’s fiscal year, it is worth recapping the events of the last 12 months. Three key factors have affected both the real economy and financial markets over this period: global balance sheet deleveraging, political changes, and unprecedented monetary policy easing by major central banks. Of these, the actions of central bankers around the globe have played the most important role. Low interest rates, subdued inflation, and high-dividend yields, among other factors, have led to a significant rally in global equities. However, even these rising equity markets have been characterized less by sustained trends and more by repeated whipsawing. The same has been broadly true for other market sectors (energy, metals, agricultural commodities, interest rates and currencies), as well. This prevailing “risk on, risk off” climate has not been conducive for most intermediate to long-term trend-following commodity trading advisor (“CTA”) programs.  It is Equinox’s view, one that is supported by a number of other investment professionals, that central bank actions and interventions cannot persist indefinitely, and that markets are likely to revert to more “normal” conditions, where fundamental economic forces and trends, rather than interventions, are once again the dominant force in the markets.

Many market professionals have also expressed the view that the bull market in equities may not be sustainable based on fundamentals, and that it may be important to consider rebalancing of investment portfolios.  Investors should bear in mind that Managed Futures have historically offered useful diversification benefits, with the potential for attractive risk-adjusted returns over the long term. In our opinion, the asset class should continue to offer these potential benefits in a macro environment that is still challenging and a geopolitical outlook that remains fraught with uncertainty.

Some of the risks we perceive on the horizon include:

The U.S. Fiscal Cliff:  Negotiations in Congress are likely to remain mired in partisan political gridlock.

Eurozone Escalation:  With Germany’s reluctance to contribute further aid to any bailout funds, and the ongoing crises in Greece and Spain, a re-emergence of the Euro-zone sovereign debt crisis remains a distinct possibility.

China Hard Landing and Slowdown in India:  The failure of policymakers to respond to slowing growth could pose daunting challenges to global expansion.

The Middle East: The situations in Libya, Turkey, Syria, Israel, and Iran, among others, continue to contribute to the potentially explosive climate in this part of the world.

Given these risks, economic growth is likely to remain sluggish and markets could continue to be volatile, with uncertain prospects for risk assets. The probability of tail events may appear slightly lower than it was a year ago, but it has by no means vanished completely.

Equinox believes the Fund’s portfolio as of September 30, 2012 was positioned to potentially perform well under these conditions to the extent possible, and Equinox will continually seek to provide the Fund’s investors with what we believe to be the best possible CTA program mix as conditions change and markets evolve.

Equinox is not as pleased with the Fund’s performance this year, but we would like to point out that the difficult market conditions, the prevailing climate of uncertainty, and the unpredictable nature of financial markets and most asset classes pose serious challenges for investors and investment professionals.  As always, we encourage investors to focus on holding a portfolio that contains a strategic mix of traditional assets and alternative asset classes, appropriate for their long-term goals.  A well-balanced portfolio can provide protection from volatility, while also affording opportunities for potential long-term growth.  We believe that the Fund can play an important part in such a portfolio.

Thank you for investing in the MutualHedge Frontier Legends Fund.

Descriptions of Indexes and Terms:

The Barclay BTOP50 Index® seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. To be included in the BTOP50, the following criteria must be met:

▪

   Program must have at least two years of trading activity.

▪

   Program’s advisor must have at least three years of operating history.

▪

   The BTOP50’s portfolio will be equally weighted among the selected programs at the beginning of each calendar year and will be rebalanced annually.

Source: barclayhedge.com.

The S&P 500®Total Return Index is widely regarded as the best single gauge of the U.S. equities market. This world-renowned Index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500® focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. Total return provides investors with a price-plus-gross cash dividend return. Gross cash dividends are applied on the ex-date of the dividend.

Source: standardandpoors.com.

Correlation Coefficient, r, indicates both the strength and direction of the relationship between the independent and dependent variables. Values of r range from -1.0, a strong negative relationship, to +1.0, a strong positive relationship. When r=0, there is no relationship between variables x and y.

Discretionary Trading Strategy (also known as Fundamental Analysis) is the study of basic, underlying factors that will affect the supply and demand of an investment.  For example, with respect to commodity futures, fundamental analysis may look at crop reports, weather patterns, economic reports and other fundamental data to determine whether to buy or sell the futures contract.

Maximum Drawdown measures of risk (also known as Worst Historical Loss) that illustrates the largest peak-to-valley decline, based on simulated monthly rates of return, during a given time period. The Worst Historical Loss depicted in this presentation is not the maximum loss that can occur. There is no guarantee that any particular investment will meet its intended objective; accordingly, investors could lose a substantial portion, or even all, of their investment.

Volatility is a measurement of the frequency and magnitude of changes in price over a given time period.

Spread Trading is generally understood to mean the simultaneous purchase of a security (futures contract, option, stock, bond, etc.) and sale of a related security.  Spread trades are executed to attempt to profit from the widening or narrowing of the spread, rather than from movement in the prices of the individual "legs" of the trade directly.

A Trend-Following strategy generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made.  Trend-following generally focuses on the direction an investment or global market segment already has gone and not on the direction it may go.

MH353

1888-NLD-11/20/2012

MutualHedge Frontier Legends Fund
PORTFOLIO REVIEW
September 30, 2012 (Unaudited)

The Portfolio's performance figures* for the period ended September 30, 2012, as compared to its benchmark:

	Six Months	One Year	Since Inception**
MutualHedge Frontier Legends Fund Class A	1.53%	(3.33)%	2.40%
MutualHedge Frontier Legends Fund Class A with load	(4.33)%	(8.88)%	0.22%
MutualHedge Frontier Legends Fund Class C	1.14%	(4.09)%	1.63%
MutualHedge Frontier Legends Fund Class I	1.74%	(3.08)%	0.87%
Barclay BTOP50 Index	0.31%	(2.69)%	0.59%
S&P 500 Total Return Index	3.42%	30.20%	12.08%

* The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%.   Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 5.86% for Class A shares, 6.61% for Class C shares and 5.33% for Class I Shares per the February 1, 2012, prospectus. For performance information current to the most recent month-end, please call toll-free 1-888-643-3431.

The Barclay BTOP50 Index ("BTOP50 Index") seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2012 there are 23 funds in the BTOP50 Index.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.
** Inception date is December 31, 2009 for Class A and Class C shares. Inception date is May 24, 2011 for Class I shares.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	47.0%
Structured Note	1.6%
Options Purchased	0.6%
Other / Cash & Cash Equivalents Less Liabilities	50.8%
100.0%

MutualHedge Frontier Legends Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2012
	Shares		Value
		EXCHANGE TRADED FUNDS - 47.0%
	1,140,150	iShares Barclays 1-3 Year Credit Bond Fund	$ 120,582,264
	595,430	iShares Barclays Aggregate Bond Fund	66,956,104
	1,465,225	Vanguard Short-Term Bond ETF	119,342,576
	1,518,470	Vanguard Short-Term Corporate Bond ETF	121,978,695
		TOTAL EXCHANGE TRADED FUNDS
		(Cost $421,137,163)	428,859,639

	Principal
		STRUCTURED NOTE - 1.6%
	$ 15,000,000	SGI 10 Year Bond Index Deposit, due 2/27/16 *
		(Cost $15,000,000)	14,259,000

	Contracts ^
		Purchased Options * - 0.6%
		Purchased Call Options - 0.5%
	100	BRENT OIL, Strike Price $102, Expiration Date 11/10/2014	1,311,000
	43	COPPER (LME), Strike Price $8000, Expiration Date 12/05/2012	505,486
	3	EURO FX, Strike Price $1.3, Expiration Date 12/07/2012	5,175
	78	GOLD, Strike Price $1700, Expiration Date 05/28/2013	1,195,740
	52	GOLD, Strike Price $1800, Expiration Date 01/28/2013	310,440
	32	GOLD, Strike Price $1650, Expiration Date 11/27/2012	422,400
	19	SILVER, Strike Price $40, Expiration Date 02/25/2013	88,635
	19	SILVER, Strike Price $35, Expiration Date 02/25/2013	232,845
		Total Purchased Call Options (Cost $3,738,512)	4,071,721

		Purchased Put Options 0.1%
	27	COPPER (LME), Strike Price $6000, Expiration Date 12/05/2012	1,579
	44	COPPER (LME), Strike Price $6500, Expiration Date 07/02/2014	567,259
	21	COPPER (LME), Strike Price $7000, Expiration Date 10/03/2012	-
	33	COPPER (LME), Strike Price $7000, Expiration Date 12/05/2012	42,735
	70	COTTON #2, Strike Price $0.74, Expiration Date 02/08/2013	205,450
	71	LEAD, Strike Price $1500, Expiration Date 03/06/2013	4,349
	71	LEAD, Strike Price $1800, Expiration Date 03/06/2013	41,216
	58	MINI S&P Index, Strike Price $1400, Expiration Date 12/21/2012	84,100
	77	MINI S&P Index, Strike Price $1410, Expiration Date 12/21/2012	123,200
	86	ZINC (LME), Strike Price $1800, Expiration Date 10/03/2012	-
		Total Purchased Put Options (Cost $2,342,389)	1,069,888

		Total Purchased Call and Put Options (Cost $6,080,901)	5,141,609

	See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2012

	Shares
		SHORT-TERM INVESTMENTS - 12.4%
	34,442,313	International Dollar Reserve Fund I Limited ** +	$ 34,442,313
	39,434,414	Goldman Sachs U.S. Liquidity Reserves Fund ** +	39,434,414
	39,436,275	JPMorgan U.S. $ Liquidity Fund ** +	39,436,275
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $113,313,002)	113,313,002

		TOTAL INVESTMENTS - 61.6% (Cost $555,531,066) (a)	$ 561,573,250
		OTHER ASSETS AND LIABILITIES - NET - 38.4%	350,075,535
		TOTAL NET ASSETS - 100.0%	$ 911,648,785

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes , including written options, is $552,727,694 and differs
	from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized Appreciation:	$ 7,722,476
		Unrealized Depreciation:	(741,000)
		Net Unrealized Appreciation:	$ 6,981,476
*	Non-Income producing investment.
^	Each option contract allows the holder the option to purchase or sell 100 shares of the underlying security.
**	Pledged as collateral for swap agreement.
+	This investment is a holding of MutualHedge Fund Limited CFC.

	Contracts ^		Value
		Written Call Options*
	66	BRENT OIL, Strike Price $115, Expiration Date 11/12/2012	$ 187,440
	22	COPPER (LME), Strike Price $7500, Expiration Date 10/03/2012	392,178
	43	COPPER (LME), Strike Price $8000, Expiration Date 12/05/2012	505,486
	17	COPPER (LME), Strike Price $9000, Expiration Date 03/06/2013	104,469
	35	COTTON #2, Strike Price $0.8, Expiration Date 11/09/2012	4,550
	30	GOLD, Strike Price $1800, Expiration Date 11/27/2012	104,100
	20	GOLD, Strike Price $1900, Expiration Date 11/27/2012	21,800
	13	GOLD, Strike Price $2000, Expiration Date 01/28/2013	18,850
	33	LEAD, Strike Price $2100, Expiration Date 11/07/2012	169,010
	19	SILVER, Strike Price $40, Expiration Date 11/27/2012	26,030
		Total Written Call Options (Premiums received $1,419,858)	1,533,913

		Written Put Options*
	27	COPPER (LME), Strike Price $6000, Expiration Date 12/05/2012	1,580
	27	COPPER (LME), Strike Price $7000, Expiration Date 10/03/2012	-
	33	COPPER (LME), Strike Price $7000, Expiration Date 12/05/2012	42,735
	17	COPPER (LME), Strike Price $7000, Expiration Date 03/06/2013	73,682
	8	COPPER (LME), Strike Price $7500, Expiration Date 10/03/2012	20
	35	COTTON #2, Strike Price $0.65, Expiration Date 11/09/2012	10,325
	45	GOLD, Strike Price $1500, Expiration Date 05/28/2013	93,150
	71	LEAD, Strike Price $1500, Expiration Date 03/06/2013	4,349
	33	LEAD, Strike Price $1700, Expiration Date 11/07/2012	66
	71	LEAD, Strike Price $1800, Expiration Date 03/06/2013	41,215
	154	MINI-S&P INDEX, Strike Price $1300, Expiration Date 10/19/2012	9,240
	116	MINI-S&P INDEX, Strike Price $1300, Expiration Date 11/16/2012	29,580
	19	SILVER, Strike Price $30, Expiration Date 11/27/2012	24,225
	42	ZINC (LME), Strike Price $1800, Expiration Date 10/03/2012	-
		Total Written Put Options (Premiums received $736,494)	330,167

		Total Written Options (Premiums received $2,156,352)	1,864,080

	See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2012

						Unrealized
SWAP CONTRACT						Gain (Loss)

Total return swap with Deutsche Bank AG, London Branch.  The swap provides exposure to the total returns on a basket of CTA programs that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank.  The basket is comprised of a diversified collection of CTA programs including systematic trend following, relative value and short term trading programs. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap, the notional allocation to each CTA program, and the mix of CTA programs.  The swap was effective on September 26, 2011 and has a term of five years therefrom unless earlier terminated.  In addition, the swap provides for an 0.50% fee to Deutsche Bank. (Notional Value $649,933,334)

						$ (17,426,766)
	Total Net Unrealized Loss on Swap Contract					$ (17,426,766)

FORWARD FOREIGN CURRENCY CONTRACTS
Settlement Date	Foreign Currency Units to Receive/Deliver+		In Exchange For		Contracts at U.S. $ Value	Unrealized Appreciation/ (Depreciation)
Contracts Purchased
12/19/2012	(15,194,216)	USD	(12,003,967)	EUR	$ (15,437,102)	$ (245,215)
12/19/2012	(6,653,970)	USD	(4,095,702)	GBP	(6,621,521)	45,850
12/19/2012	(5,141,576)	BRL	(2,498,968)	USD	(2,498,968)	11,597
12/19/2012	(3,224,403)	CAD	(3,291,785)	USD	(3,291,785)	(18,775)
12/19/2012	(587,853,715)	CLP	(1,212,693)	USD	(1,212,693)	10,753
12/19/2012	(437,476,948)	COP	(241,080)	USD	(241,080)	(593)
12/19/2012	(905,507,431)	HUF	(3,880,530)	USD	(3,880,530)	163,328
12/19/2012	(10,322,101,823)	IDR	(1,040,872)	USD	(1,040,872)	26,476
12/19/2012	(33,939,994)	INR	(590,912)	USD	(590,912)	44,267
12/20/2012	(3,027,585,256)	KRW	(2,653,357)	USD	(2,653,357)	54,496
12/19/2012	(37,077,087)	MXN	(2,799,543)	USD	(2,799,543)	60,867
12/19/2012	(294,789)	MYR	(99,040)	USD	(99,040)	(3,342)
12/19/2012	(13,750,831)	NOK	(2,347,132)	USD	(2,347,132)	47,441
12/19/2012	(3,731,179)	PHP	(88,456)	USD	(88,456)	764
12/19/2012	(9,894,637)	PLN	(2,947,043)	USD	(2,947,043)	111,818
12/19/2012	(25,712,955)	RUB	(793,029)	USD	(793,029)	20,995
12/19/2012	(4,809,214)	SEK	(726,875)	USD	(726,875)	4,555
12/19/2012	(1,720,631)	SGD	(1,377,394)	USD	(1,377,394)	25,430
12/19/2012	(9,032,873)	TRY	(4,912,605)	USD	(4,912,605)	62,587
12/19/2012	(9,502,376)	ZAR	(1,152,077)	USD	(1,152,077)	(22,920)
						$ 400,379

Contracts Sold
12/19/2012	11,872,427	USD	11,607,110	AUD	$ 12,046,819	$ 88,816
12/19/2012	6,631,405	USD	8,311,709	NZD	6,899,402	219,206
12/19/2012	22,479,240	CZK	1,121,008	USD	1,121,008	(29,004)
12/19/2012	2,028,917	ILS	494,062	USD	494,062	(22,331)
12/19/2012	56,517,556	JPY	705,412	USD	705,412	(19,851)
12/19/2012	536,227	PEN	204,613	USD	204,613	(823)
12/19/2012	2,541,261	THB	77,819	USD	77,819	(4,275)
12/19/2012	22,280,470	TWD	743,890	USD	743,890	(16,561)
						$ 215,177

Net Unrealized Appreciation from Forward Foreign Currency Contracts						$ 615,556

+ This investment is a holding of MutualHedge Fund Limited CFC.

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
Futures Contracts
September 30, 2012

Description	Long Contracts +	Notional Amount at Value ++	Expiration Date	Unrealized Appreciation/ (Depreciation)
10 YEAR NOTE	541	$ 72,215,047	December 2012	$ 135,688
10YR GOVERNMENT BOND	130	79,929,626	December 2012	159,342
10YR JGB	105	194,201,514	December 2012	323,243
2 YEAR NOTE	1,154	254,493,063	December 2012	47,294
3 MONTH EURO YEN	10	3,197,489	March 2013-June 2013	(529)
3 MONTH STERLING	2,666	536,018,542	March 2013-September 2014	415,148
30 DAY FED FUNDS	13	5,410,391	December 2012-March 2013	(292)
3YR GOVERNMENT T BOND	361	102,443,819	December 2012	116,879
5 YEAR NOTE	1,405	175,109,101	December 2012	340,078
90 DAY EURO TIME DEPOSIT	5,831	1,451,984,963	March 2013-September 2015	708,575
AEX INDEX	60	5,003,054	October 2012	(176,264)
ALUMINUM	768	40,414,510	October 2012-December 2013	2,003,855
AUD 90DAY BILL	867	209,850,744	December 2012-March 2013	204,482
AUSTRALIAN DOLLAR	233	24,005,990	December 2012	(116,090)
BANK ACCEPTANCE NOTE	1,086	301,858,570	December 2012-June 2013	154,569
BRENT OIL	228	25,595,990	November 2012-June 2013	(252,350)
BRITISH POUNDS	325	32,776,250	December 2012	(32,767)
CAC40 10 INDEX	152	6,554,176	October 2012	(314,202)
CANADIAN DOLLAR	278	28,214,220	December 2012	(187,071)
CANADIAN GOVERNMENT BOND	168	23,445,197	December 2012	114,222
CANOLA	73	887,102	November 2012	(56,163)
COCOA	150	3,827,169	December 2012	(121,819)
COFFEE	102	3,445,660	November 2012-January 2013	51,324
COMEX MINY GOLD	81	7,184,295	December 2012	99,564
COPPER	115	10,804,250	December 2012	274,583
COPPER (LME)	301	61,786,103	October 2012-February 2013	2,961,916
CORN	80	3,026,638	December 2012-May 2013	(21,156)
COTTON #2	21	741,825	December 2012	(58,084)
CRUDE OIL	86	7,928,340	November 2012	(303,680)
DAX INDEX FUTURE	95	22,108,189	December 2012	(358,618)
E-MINI DOW ($5) INDEX	34	2,270,350	December 2012	(17,823)
E-MINI NASDAQ 100	382	21,330,880	December 2012	(242,704)
EUR/JPY	2	321,415	December 2012	(577)
EUR-BTP ITALIAN GOVERNMENT BOND	2	271,089	December 2012	283
EURIBOR	4,556	1,461,090,668	March 2013-September 2014	221,305
EURO BUND	317	57,794,242	December 2012	144,688
EURO FX	21	3,376,275	December 2012	(10,692)
EURO-BOBL	334	53,986,872	December 2012	98,623
EUROSCHATZ	963	137,117,641	December 2012	(56,262)
EUROSTOXX 50	311	9,818,674	December 2012	(354,872)
FEEDER CATTLE	5	360,875	November 2012	(11,950)
FLUID MILK	92	3,832,720	November 2012	25,120
FTSE 100 INDEX	164	15,147,380	December 2012	(281,298)
FTSE/JSE TOP 40 INDEX	145	5,543,225	December 2012	(87,602)
GAS OIL	231	22,538,475	October 2012-June 2013	(44,675)
GOLD	250	44,347,500	December 2012	1,559,334
HANG SENG INDEX	101	13,594,350	October 2012	155,308
HEAT OIL	109	14,461,499	November 2012-December 2012	157,332
H-SHARES INDEX	38	2,415,121	October 2012	34,586
IBEX 35+ INDEX	43	4,248,435	October 2012	(174,261)
JAPENESE YEN	261	41,864,400	December 2012	(61,424)
LEAD	439	25,031,257	October 2012-December 2013	2,798,170
LEAN HOG	50	1,475,000	December 2012	(22,850)
LIVE CATTLE	52	2,593,760	December 2012	(80,490)

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
Futures Contracts
September 30, 2012

Description	Long Contracts +	Notional Amount at Value ++	Expiration Date	Unrealized Appreciation/ (Depreciation)
LONG GILT	294	$ 57,331,868	December 2012	$ 100,672
MEXICAN PESO	311	11,996,825	December 2012	83,040
MIDCAP E-MINI INDEX	11	1,085,150	December 2012	(18,050)
MILLING WHEAT	118	2,016,352	November 2012	158,194
MINI GOLD	7	412,254	December 2012	(2,248)
MINI NK225 INDEX	78	888,456	December 2012	(12,019)
MINI RUSSELL2000 INDEX	18	1,501,920	December 2012	(18,325)
MINI-S&P INDEX	556	39,870,760	December 2012	(219,053)
MSCI TAIWAN INDEX	644	17,735,760	October 2012	45,145
NATURAL GAS	223	7,511,410	November 2012-June 2013	459,849
NEW ZEALAND DOLLAR	96	7,909,440	December 2012	91,145
NICKEL	151	16,717,831	October 2012-December 2013	1,479,476
NIKKEI 225 INDEX	92	7,686,987	December 2012	(50,840)
NORWEGIAN KRONE/SWEDISH KRONA CROSS CURRENCY	11	959,254	December 2012	1,759
NYH RBOB UNLEADED GAS	88	10,780,379	November 2012-June 2013	368,050
NZD/JPY	2	329,425	December 2012	(2,001)
OAT	128	2,371,200	December 2012	(77,862)
OMXS 30 INDEX	297	4,863,290	October 2012	(127,698)
ORANGE JUICE	27	458,258	November 2012	(22,440)
PALLADIUM	3	192,240	December 2012	(7,980)
PLATINUM	118	7,525,170	January 2013-August 2013	110,574
RAPESEED	3	94,087	November 2012	(4,662)
ROUGH RICE	28	866,600	November 2012	15,220
S&P/MIB ITALIAN INDEX	8	773,863	December 2012	(38,406)
S&P/TSX 60 (CAD)	39	5,556,023	December 2012	(57,434)
SGX CNX NIFTY INDEX	389	4,452,494	October 2012	7,535
SGX MSCI SINGAPORE INDEX	5	286,785	October 2012	(554)
SILVER	51	8,817,135	December 2012	264,005
SIMEX MINI JAPENSE GOVERNMENT BOND	260	48,104,669	December 2012	119,997
SOYBEAN	63	5,040,700	November 2012-March 2013	27,475
SOYMEAL	66	3,213,540	December 2012	69,415
SOYOIL	23	726,708	December 2012	(65,874)
SPI 200	93	10,578,931	December 2012	7,862
SWISS FED BONDS	12	1,940,711	December 2012	(1,404)
SWISS FRANC	37	4,925,163	December 2012	(18,643)
SWISS MARKET INDEX	88	6,093,892	December 2012	(56,320)
TIN (LME)	54	5,913,000	October 2012	471,900
TOPIX INDEX	3	282,837	December 2012	(5,323)
US TREASURY BILLS	179	26,738,125	December 2012	(21,844)
USD/ZAR	21	2,125,989	December 2012	14,408
WHEAT	128	5,783,425	December 2012-May 2013	(10,937)
WHITE SUGAR NO5	123	3,505,445	December 2012-March 2013	22,815
ZINC (LME)	731	38,152,041	October 2012-December 2013	2,534,299

Net Unrealized Appreciation from Open Long Futures Contracts				15,471,864

Description	Short Contracts +	Notional Amount at Value ++	Expiration Date	Unrealized Appreciation/ (Depreciation)
3 MONTH EURO SWISS FRANC	514	$ 136,804,506	December 2012-September 2013	$ (18,701)
3 MONTH EURO YEN	5	1,598,336	December 2012	(32)
3 MONTH STERLING	94	18,899,344	December 2012	(15,864)
30 DAY FED FUNDS	5	2,080,541	October 2012-November 2012	(21)
30 DAY INTERBANK CASH RATE	10	2,473,806	October 2012	(998)

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
Futures Contracts (Continued)
September 30, 2012

Description	Short Contracts +	Notional Amount at Value ++	Expiration Date	Unrealized Appreciation/ (Depreciation)
90 DAY EURO TIME DEPOSIT	103	$ 25,667,600	December 2012	$ (6,775)
ALUMINUM	626	32,864,692	October 2012-December 2013	(2,068,902)
AUD/CAD	9	1,857,640	December 2012	40,927
AUD/JPY	8	1,647,819	December 2012	(8,671)
BANK ACCEPTANCE NOTE	927	232,608,849	December 2012-March 2013	(168,268)
BRENT OIL	161	17,406,300	November 2012-December 2014	222,790
CANADIAN DOLLAR	26	2,638,740	December 2012	10,920
COCOA	10	252,160	December 2012-March 2013	(3,570)
COFFEE	186	5,662,993	November 2012-March 2013	(333,362)
COPPER	20	1,879,000	December 2012	703
COPPER (LME)	223	45,775,897	October 2012-December 2013	(3,144,787)
CORN	23	869,688	December 2012	(24,437)
COTTON #2	129	4,556,925	December 2012	59,660
CRUDE OIL	212	19,573,510	November 2012-December 2012	291,754
EUR/CAD	5	805,187	December 2012	2,249
EUR/CHF	8	1,285,167	December 2012	1,583
EUR/GBP	33	5,315,770	December 2012	(3,264)
EUR/JPY	14	2,249,904	December 2012	8,193
EUR/NOK	8	1,290,196	December 2012	349
EURIBOR	127	40,752,922	December 2012	(7,780)
EURO FX	23	3,697,825	December 2012	(5,475)
EUROFX/NOK	8	1,290,196	December 2012	10,600
FEEDER CATTLE	74	5,340,950	November 2012	139,800
GAS OIL	107	10,344,750	October 2012-June 2013	64,800
GBP/JPY	7	1,411,381	December 2012	(4,297)
GBP/NZD	10	2,032,145	December 2012	5,390
GOLD	66	11,707,740	December 2012	(136,936)
HEAT OIL	9	1,188,243	December 2012	(16,502)
H-SHARES INDEX	43	2,732,900	October 2012	(40,324)
LEAD	331	18,858,463	October 2012-December 2013	(2,756,257)
LEAN HOG	10	313,200	December 2012-February 2013	(4,750)
LIVE CATTLE	164	8,190,750	December 2012-February 2013	18,694
LUMBER	20	613,800	November 2012	(18,205)
NATURAL GAS	56	2,024,400	December 2012	(197,000)
NICKEL	131	14,498,595	October 2012-December 2013	(1,624,075)
NIKKEI 225 INDEX	20	2,278,091	December 2012	(17,753)
ROUGH RICE	90	2,790,540	November 2012	(109,460)
SILVER	11	1,901,735	December 2012	(24,016)
SOYBEAN	11	880,550	November 2012	7,375
SOYOIL	74	2,338,104	December 2012	(2,280)
SUGAR	252	5,763,386	March 2013-May 2013	(43,131)
SWISS FRANC	5	665,563	December 2012	(7,850)
TIN (LME)	54	5,913,000	October 2012	(702,420)
TOCOM RUBBER	89	1,486,948	March 2013	(5,676)
TOPIX INDEX	7	659,954	December 2012	(8,864)

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
Futures Contracts (Continued)
September 30, 2012

Description	Short Contracts +	Notional Amount at Value ++	Expiration Date	Unrealized Appreciation/ (Depreciation)
ULTRA TREASURY BOND	3	$ 495,656	December 2012	$ (5,367)
US DOLLAR INDEX	200	16,005,000	December 2012	(60,776)
US TREASURY BILLS	16	2,390,000	December 2012	(19,528)
USD/NOK	54	5,416,742	December 2012	(8,966)
USD/SEK	65	6,509,950	December 2012	62,005
VOLATILITY INDEX	12	211,650	October 2012-November 2012	(250)
WHEAT	2	91,225	March 2013	(2,237)
ZINC (LME)	580	30,196,552	October 2012-December 2013	(2,913,153)
Net Unrealized Depreciation from Open Short Futures Contracts				(13,593,188)

Net Unrealized Appreciation from Open Futures Contracts				$ 1,878,676

+ This investment is a holding of MutualHedge Fund Limited CFC.

++ This schedule provides the detail of futures contracts the Fund held as of the date of the financial statements, September 30, 2012. The amounts shown in column 3 ("Notional Amount at Value") of this Schedule are the underlying reference amounts to stock exchange indices, equities and foreign currencies upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund's futures contracts. Further, the underlying price changes in relation to variables specified by the notional values affects the fair value of these derivative financial instruments. Finally, the notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund. The Fund is fully at risk for its investments in the commodity pools (consolidated as of September 30, 2012) outlined in the Notes to Consolidated Financial Statements in this report, which totals approximately $104,420,309.

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

ASSETS
Investment securities:
At cost	$ 555,531,066
At fair value	$ 561,573,250
Cash	278,922,900
Receivable from brokers	100,093,527
Receivable for fund shares sold	1,615,454
Net unrealized appreciation from open futures contracts	1,878,676
Net unrealized appreciation on forward foreign currency contracts	615,556
Dividends and interest receivable	240,561
Prepaid expenses and other assets	126,268
TOTAL ASSETS	945,066,192

LIABILITIES
Unrealized depreciation on swap contract	17,426,766
Due to broker - swap contract	9,617,490
Options written at fair value (Premiums received $2,156,352)	1,864,080
Payable for fund shares repurchased	998,029
Investment advisory fees payable	1,331,848
Payable for investments purchased	1,057,100
Incentive fees payable	813,520
Distribution (12b-1) fees payable	167,588
Management fees payable	24,342
Fees payable to other affiliates	15,564
Accrued expenses and other liabilities	98,951
TOTAL LIABILITIES	33,415,278
NET ASSETS	$ 911,650,914

Composition of Net Assets:
Paid in capital [$0 par value, unlimited shares authorized]	$ 938,386,001
Accumulated net investment loss	(61,070,356)
Accumulated net realized gain from security transactions, options contracts, futures contracts, forward foreign currency exchange contracts, currency translations and swap contract	42,048,806
Net unrealized depreciation of investments, futures contracts, options contracts, forward foreign currency exchange contracts and swap contract	(8,598,078)
Net assets - controlling interest	910,766,373
Non-controlling interest	884,541
NET ASSETS	$ 911,650,914

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)
September 30, 2012

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 501,464,913
Shares of beneficial interest outstanding	50,471,826
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)(b)	$ 9.94
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (c)	$ 10.55

Class C Shares:
Net Assets	$ 78,010,750
Shares of beneficial interest outstanding	7,974,897
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.78

Class I Shares:
Net Assets	$ 331,290,710
Shares of beneficial interest outstanding	33,269,274
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.96

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.
(b) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2012

INVESTMENT INCOME
Dividends	$ 7,730,704
Interest	370,587
TOTAL INVESTMENT INCOME	8,101,291
EXPENSES
Investment advisory fees+	14,424,052
Distribution (12b-1) fees:
Class A	1,263,619
Class C	716,210
Incentive fees+	1,769,506
Administrative services fees+	710,241
Transfer agent fees	624,882
Professional fees+	181,031
Management fees+	129,838
Accounting services fees	120,794
Custodian fees	74,725
Registration fees	50,049
Non 12b-1 shareholder services fees	42,402
Compliance officer fees	21,395
Interest expense+	20,722
Printing and postage expenses	18,225
Trustees fees and expenses	7,008
Insurance expense	6,124
Other expenses+	123,761
TOTAL EXPENSES	20,304,584
Less: Fees waived by the Advisor	(301,993)
NET EXPENSES	20,002,591
NET INVESTMENT LOSS	(11,901,300)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investment transactions	(865,024)
Swap contract	(9,617,490)
Futures contracts	4,019,681
Options written	89,882
Forward foreign currency contracts and currency translations	(116,641)
Broker commissions	(2,130,286)
Distributions from exchange traded funds	526,579
(8,093,299)
Net change in unrealized appreciation (depreciation) of:
Investments	7,022,233
Options written	292,272
Futures contracts	1,878,676
Forward foreign currency contracts	615,556
Swap contract	(15,782,957)
(5,974,220)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(14,067,519)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (25,968,819)
Net loss attributable to the non-controlling interest	54,485
NET DECREASE IN NET ASSETS FROM OPERATIONS
ATTRIBUTABLE TO MUTUALHEDGE FRONTIER LEGENDS FUND	$ (25,914,334)
+ This is an expense of MutualHedge Fund Limited CFC. See Note 4.

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2012	2011 (a)
FROM OPERATIONS
Net investment loss	$ (11,901,300)	$ (16,926,515)
Net realized gain (loss) from investment transactions, written options swap contract, futures contracts, forward foreign
currency contracts and currency translations	(8,619,878)	50,398,589
Distributions from exchange traded funds	526,579	49,125
Net change in unrealized appreciation (depreciation)
of investments, futures contracts, options written, forward
foreign currency contracts and swap contract	(5,974,220)	(6,528,531)
Net increase (decrease) in net assets resulting from operations	(25,968,819)	26,992,668

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(18,319,707)	(6,422,355)
Class C	(2,268,513)	(625,329)
Class I	(8,861,214)	-
From net realized gains
Class A	(107,294)	(1,458)
Class C	(14,612)	(150)
Class I	(49,846)	-
Net decrease in net assets from distributions to shareholders	(29,621,186)	(7,049,292)

CAPITAL TRANSACTIONS - CONTROLLING INTEREST
Proceeds from shares sold:
Class A	306,351,505	462,602,303
Class C	36,693,194	51,699,569
Class I	291,521,279	159,274,508
Net asset value of shares issued in reinvestment of distributions:
Class A	15,564,320	5,358,278
Class C	2,081,622	572,137
Class I	6,922,555	-
Redemption fee proceeds:
Class A	45,283	21,308
Class C	5,647	2,310
Class I	17,037	1,144
Payments for shares redeemed:
Class A	(241,888,348)	(142,123,106)
Class C	(15,635,736)	(2,828,901)
Class I	(109,235,025)	(2,623,203)
Total Increase in Net Assets from Capital Transactions -
Controlling Interest	292,443,333	531,956,347

TOTAL INCREASE IN NET ASSETS -
CONTROLLING INTEREST	236,853,328	551,899,723

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2012	2011 (a)

CAPITAL TRANSACTIONS - NON-CONTROLLING INTEREST
Proceeds from contributions	1,033,370	-
Withdrawals	(148,829)	-
Total Increase in Net Assets from Capital Transactions -
Non-controlling Interest	884,541	-

NET ASSETS
Beginning of Period	673,913,045	122,013,322
End of Period *	$ 911,650,914	$ 673,913,045
*Includes accumulated net investment loss of:	$ (61,070,356)	$ (23,974,199)

(a) Class I shares commenced operations on May 24, 2011.
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2012	2011 (a)

SHARE ACTIVITY
Class A:
Shares Sold	30,150,500	44,644,642
Shares Reinvested	1,568,649	528,952
Shares Redeemed	(23,990,329)	(13,633,612)
Net increase in shares of beneficial interest outstanding	7,728,820	31,539,982

Class C:
Shares Sold	3,660,277	5,016,637
Shares Reinvested	211,943	56,759
Shares Redeemed	(1,574,620)	(275,345)
Net increase in shares of beneficial interest outstanding	2,297,600	4,798,051

Class I:
Shares Sold	28,628,310	15,025,949
Shares Reinvested	697,757	-
Shares Redeemed	(10,835,644)	(247,098)
Net increase in shares of beneficial interest outstanding	18,490,423	14,778,851

(a) Class I shares commenced operations on May 24, 2011.

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class A
		Year Ended		Year Ended		Period Ended
		September 30,		September 30,		September 30,
		2012		2011		2010 (1)
	Net asset value, beginning of period	$ 10.67		$ 10.10		$ 10.00

	Activity from investment operations:
	Net investment loss (2)	(0.14)		(0.51)		(0.09)
	Net realized and unrealized
	gain (loss) on investments	(0.22)		1.43		0.19
	Total from investment operations	(0.36)		0.92		0.10

	Less distributions from:
	Net investment income	(0.37)		(0.35)		-
	Net realized gains	(0.00)	(10)	(0.00)	(10)	-
	Total distributions	(0.37)		(0.35)		-

	Paid-in-Capital From Redemption Fees (10)	0.00		0.00		0.00

	Net asset value, end of period	$ 9.94		$ 10.67		$ 10.10

	Total return (3)	(3.33)%		9.32%		1.00%	(9)

	Net assets, at end of period (000s)	$ 501,465		$ 456,108		$ 113,177

Ratios including the income and expenses of MFL-CFC
	Ratio of gross expenses to average
	net assets (4)(7)(12)	2.41%		5.96%		-	(11)
	Ratio of net expenses to average
	net assets (7)(13)	2.38%		5.93%	(6)	-	(11)
	Ratio of net investment loss
	to average net assets (8)(14)	(1.41)%		(4.87)%		-	(11)

	Portfolio Turnover Rate	9%		68%		0%	(9)

(1)	The MutualHedge Frontier Legends Fund's Class A and Class C shares commenced operations December 31, 2009.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(7)	Does not include the expenses of other exchange traded funds in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the
	exchange traded funds in which the Fund invests.
(9)	Not annualized.
(10)	Amount represents less than $0.01 per share.
(11)	If the income and expenses of MFL-CFC had been included for the period ended September 30, 2010,
	the ratios would have been as follows:

	Ratio of gross expenses to average
	net assets (4)(7)					9.21%	(5)
	Ratio of net expenses to average
	net assets (7)					8.43%	(5)
	Ratio of net investment loss
	to average net assets (8)					(7.42)%	(5)
(12)	Ratio of gross expenses to average
	net assets excluding the expenses of MFL-CFC (4)(7)	1.89%		1.97%		2.98%	(5)
(13)	Ratio of net expenses to average
	net assets excluding the expenses of MFL-CFC (7)	1.86%		1.93%	(6)	2.20%	(5)
(14)	Ratio of net investment loss to average net assets
	excluding the income and expenses of MFL-CFC (8)	(0.90)%		(0.85)%		(1.19)%	(5)

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class C
		Year Ended		Year Ended		Period Ended
		September 30,		September 30,		September 30,
		2012		2011		2010 (1)
	Net asset value, beginning of period	$ 10.55		$ 10.05		$ 10.00

	Activity from investment operations:
	Net investment loss (2)	(0.22)		(0.58)		(0.14)
	Net realized and unrealized
	gain (loss) on investments	(0.21)		1.41		0.19
	Total from investment operations	(0.43)		0.83		0.05

	Less distributions from:
	Net investment income	(0.34)		(0.33)		-
	Net realized gains	(0.00)	(10)	(0.00)	(10)	-
	Total distributions	(0.34)		(0.33)		-

	Paid-in-Capital From Redemption Fees (10)	0.00		0.00		0.00

	Net asset value, end of period	$ 9.78		$ 10.55		$ 10.05

	Total return (3)	(4.09)%		8.45%		0.50%	(9)

	Net assets, at end of period (000s)	$ 78,011		$ 59,920		$ 8,836

Ratios including the income and expenses of MFL-CFC
	Ratio of gross expenses to average
	net assets (4)(7)(12)	3.16%		6.71%		-	(11)
	Ratio of net expenses to average
	net assets (7)(13)	3.13%		6.67%	(6)	-	(11)
	Ratio of net investment loss
	to average net assets (8)(14)	(2.17)%		(5.62)%		-	(11)

	Portfolio Turnover Rate	9%		68%		0%	(9)

(1)	The MutualHedge Frontier Legends Fund's Class C shares commenced operations December 31, 2009.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(7)	Does not include the expenses of other exchange traded funds in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the
	exchange traded funds in which the Fund invests.
(9)	Not annualized.
(10)	Amount represents less than $0.01 per share.
(11)	If the income and expenses of MFL-CFC had been included for the period ended September 30, 2010,
	the ratios would have been as follows:

	Ratio of gross expenses to average
	net assets (4)(7)					12.20%	(5)
	Ratio of net expenses to average
	net assets (7)					9.18%	(5)
	Ratio of net investment loss
	to average net assets (8)					(8.21)%	(5)
(12)	Ratio of gross expenses to average
	net assets excluding the expenses of MFL-CFC (4)(7)	2.65%	(5)	2.71%		5.97%	(5)
(13)	Ratio of net expenses to average
	net assets excluding the expenses of MFL-CFC (7)	2.61%	(5)	2.67%	(6)	2.95%	(5)
(14)	Ratio of net investment loss to average net assets
	excluding the income and expenses of MFL-CFC (8)	(1.65)%	(5)	(1.60)%		(1.99)%	(5)

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

		Class I
		Year Ended		Period Ended
		September 30,		September 30,
		2012		2011 (1)
	Net asset value, beginning of period	$ 10.68		$ 10.23

	Activity from investment operations:
	Net investment loss (2)	(0.07)		(0.16)
	Net realized and unrealized
	gain (loss) on investments	(0.26)		0.61
	Total from investment operations	(0.33)		0.45

	Less distributions from:
	Net investment income	(0.39)		-
	Net realized gains	(0.00)	(9)	-
	Total distributions	(0.39)		-

	Paid-in-Capital From Redemption Fees (9)	0.00		0.00

	Net asset value, end of period	$ 9.96		$ 10.68

	Total return (3)	(3.08)%		4.40%	(8)

	Net assets, at end of period (000s)	$ 331,291		$ 157,885

Ratios including the income and expenses of MFL-CFC
	Ratio of gross expenses to average
	net assets (4)(6)(10)	2.17%		5.43%	(5)
	Ratio of net expenses to average
	net assets (6)(11)	2.13%		5.33%	(5)
	Ratio of net investment loss
	to average net assets (7)(12)	(1.19)%		(4.36)%	(5)

	Portfolio Turnover Rate	9%		68%	(8)

(1)	The MutualHedge Frontier Legends Fund's Class I shares commenced operations May 24, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Does not include the expenses of other exchange traded funds in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the
	exchange traded funds in which the Fund invests.
(8)	Not annualized.
(9)	Amount represents less than $0.01 per share.
(10)	Ratio of gross expenses to average
	net assets excluding the expenses of MFL-CFC (4)(6)	1.65%		1.70%	(5)
(11)	Ratio of net expenses to average
	net assets excluding the expenses of MFL-CFC (6)	1.61%		1.61%	(5)
(12)	Ratio of net investment loss to average net assets
	excluding the income and expenses of MFL-CFC (7)	(0.67)%		(0.62)%	(5)

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2012

1.

ORGANIZATION

The MutualHedge Frontier Legends Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.   The Fund currently offers three distinct share classes; Class A, Class C and Class I shares. The Fund seeks to achieve capital appreciation in both rising and falling (bull and bear) equity markets with an annual volatility that is generally lower than the volatility experienced by the S&P 500 Index. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A, Class C and Class I shares.    Class C and Class I shares are offered at net asset value.   Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Investments in trading companies are valued at a fair value based on the net asset value as reported by underlying trading companies. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Equinox Fund Management, LLC (the “Advisor”) fair values the investments of systematic trading companies based on the Commodity Trading Advisor’s (the “CTA”) estimated position information on a same-trading day basis. The Advisor reviews and approves current day pricing of the CTA positions, as received from the administrator of the systematic trading company, which includes intra-day volatility and volume, expenses and daily performance fees, which is then used to determine a daily fair value NAV for each CTA. The Advisor’s fair value NAV is back tested daily and reviewed by the Fund’s fair valuation committee on a regular basis. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 428,859,639	$ -	$ -	$ 428,859,639
Structured Note	-	14,259,000	-	14,259,000
Short-Term Investments	113,313,002	-	-	113,313,002
Purchased Options	-	5,141,609	-	5,141,609
Forward Foreign Currency Contracts	-	615,556	-	615,556
Futures Contracts	1,878,676	-	-	1,878,676
Total	$ 544,051,317	$ 20,016,165	$ -	$ 564,067,482

Liabilities	Level 1	Level 2	Level 3	Total
Swap Contract	$ -	$ 17,426,766	$ -	$ 17,426,766
Written Options	-	1,864,080	-	1,864,080
Total	$ -	$ 19,290,846	$ -	$ 19,290,846

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

There were no transfers in to or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers in to or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include MutualHedge Fund Limited (“MFL-CFC”), a wholly owned and controlled subsidiary. The consolidated financial statements of MFL-CFC include the financial statements of certain majority owned systematic trading companies. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund's investments in the MFL-CFC is as follows:

	Inception Date of MFL-CFC	MFL-CFC Net Assets at September 30, 2012	% of the Fund’s Total Net Assets at September 30, 2012
MFL-CFC	1/12/2010	$ 198,668,388	21.79%

MFL-CFC, through its investments in systematic trading companies, utilizes commodity based derivative products to facilitate the Fund’s pursuit of its investment objective. The systematic trading companies are majority owned commodity pool (CP) subsidiaries which invest in global derivatives markets through multiple Commodity Trading Advisors (CTA), each of whom is registered with the U.S. Commodity Futures Trading Commission and each of whom operate multiple trading programs. CTAs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options and forward contracts. It is anticipated the CTA programs will be tied to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products. MFL-CFC obtained a controlling economic interest (greater than 50%) in the systematic trading companies during the year ended September 30, 2012 and began consolidating the operations of each systematic trading company upon obtaining economic control. The non-controlling interest is the portion of equity ownership in each systematic trading company not attributable to MFL-CFC or the Fund. MFL-CFC accounted for its investment in each systematic trading company at fair value, utilizing the net asset value provided by the underlying investment advisor. Investments in the systematic trading companies may be withdrawn on any business day given two business days’ notice.

For tax purposes, MFL-CFC is an exempted Cayman investment company. MFL-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, MFL-CFC is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, MFL-CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in that the part of the Fund’s cash is held at the Broker. The Fund could be unable to recover assets held at the Prime Broker, including assets directly traceable to the Fund, in the event of the Broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.   Dividends and distributions to shareholders are recorded on ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions and has concluded that no liability should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010 – 2011) or expected to be taken on the Fund’s 2012 return. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Foreign currency transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Consolidated Statement of Operations. For the year ended September 30, 2012, the Fund had realized losses of $393,564 from forward foreign currency contracts.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities.   Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).    During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.   Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.   When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.   If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.   Each Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract.   Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.    With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. For the year ended September 30, 2012, the Fund had realized gains of $4,019,681 from futures contracts.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective.  The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk.   These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.   Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day as reported by the swap counterparty.   Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments.   The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Consolidated Statement of Operations.   Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

MFL-CFC maintains short-term investments, up to 20% of the notional value of the swap, as collateral to secure its obligations under the swap.    As of September 30, 2012, the notional value of the swap was $649,933,334.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities.   The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.   In order to maintain prudent risk exposure to the counterparty, the Advisor will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the Advisor may determine. If the Advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety. As of September 30, 2012, the net change in unrealized depreciation on the swap contract was $15,782,957. For the year ended September 30, 2012, the Fund had realized losses of $9,617,490 from swap contracts.

Options Transactions – The Fund is subject to equity price risk, interest rate risk, commodity risk and currency risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

When the Fund writes a put or call option, an amount equal to the premium received is included in the consolidated statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended September 30, 2012, the Fund had a loss of $473,721 on purchased options and this loss is included in the line item marked “Net realized gain from security transactions” on the Consolidated Statement of Operations in this shareholder report.   The net change in unrealized appreciation (depreciation) on purchased options was $(939,292) as of the period end and is included in the line marked “Net change in unrealized appreciation (depreciation) of investments” on the Consolidated Statement of Operations.

For the year ended September 30, 2012, the Fund had a gain of $89,882 on options written and this gain is included in the line item marked “Net realized gain (loss) from options written” on the Consolidated Statement of Operations in this shareholder report.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

Transactions in option contracts written by the Fund during the year ended September 30, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, at September 30, 2011	-	$ -
Options written	3,849	5,343,124
Options expired	(404)	(141,269)
Options closed	(2,449)	(3,045,503)
Options outstanding, at September 30, 2012	996	$ 2,156,352

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2012:

Location on the Consolidated Statement of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Commodity Contracts	Investment Securities, at fair value	Options written, at fair value
Equity/Currency/ Commodity/ Interest Rate Contracts	Net unrealized appreciation from open futures contracts	Unrealized depreciation on swap contract
Currency Contracts	Net unrealized appreciation on forward foreign currency contracts

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2012

Asset Derivatives Investment Fair Value
	Commodity	Currency	Equity	Interest Rate	Total as of September 30, 2012
Options Purchased	$ 4,929,134	$ 5,175	$ 207,300	$ -	$ 5,141,609
Futures Contracts	1,422,369	(195,992)	(2,429,824)	3,082,123	1,878,676
Forward Foreign Currency Contracts	-	615,556	-	-	615,556
	$ 6,351,503	$ 424,739	$ (2,222,524)	$ 3,082,123	$ 7,635,841

Liability Derivatives Investment Fair Value
	Commodity	Currency	Equity	Interest Rate	Total as of September 30, 2012
Options Written	$ 1,825,260	$ -	$ 38,820	$ -	$ 1,864,080
Swap Contract	-	-	17,426,766	-	$ 17,426,766
	$ 1,825,260	$ -	$ 17,465,586	$ -	$ 19,290,846

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2012:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts
Net realized gain (loss) from futures contracts
Net realized gain (loss) from forward foreign currency exchange contracts
Net realized gain (loss) from options written
Net realized gain (loss) from swap contract
Net change in unrealized appreciation/depreciation from futures contracts
Net change in unrealized appreciation/depreciation from forward foreign currency contracts
Net change in unrealized appreciation/depreciation from options written
Net change in unrealized appreciation/depreciation from swap contract

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

The following is a summary of the Fund’s realized and unrealized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended September 30, 2012:

Net Change in unrealized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	Total for the Period Ended September 30, 2012
Futures	$ 1,422,369	$ (195,992)	$ (2,429,824)	$ 3,082,123	$ 1,878,676
Options Purchased	(748,974)	(1,350)	(188,968)	-	(939,292)
Options Written	231,258	-	61,014	-	292,272
Swap Contract	-	-	(15,782,957)	-	(15,782,957)
Forward Foreign Currency Contracts	-	615,556	-	-	615,556
	$ 904,653	$ 418,214	$ (18,340,735)	$ 3,082,123	$ (13,935,745)

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	Total for the Period Ended September 30, 2012
Futures	$ (2,972,131)	$ (6,428,250)	$ (508,392)	$ 13,928,454	$ 4,019,681
Options Purchased	1,169,103	(794,699)	(263,100)	(585,025)	(473,721)
Options Written	(238,760)	125,770	82,159	120,713	89,882
Swap Contract	-	-	(9,617,490)	-	(9,617,490)
Forward Foreign Currency Contracts	-	(393,564)	-	-	$ (393,564)
	$ (2,041,788)	$ (7,490,743)	$ (10,306,823)	$ 13,464,142	$ (6,375,212)

The derivative instruments outstanding as of September 30, 2012 as disclosed in the Consolidated Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Structured Notes – There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes a Fund invests in, which may make it difficult for that Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. Although the Trust will not invest in any structured notes unless Funds’ management believes that the issuer is creditworthy, a Fund does bear the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.

Fluctuations in the value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured note is sold or matures.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the year ended September 30, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to $166,609,070 and $33,993,816 respectively.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Equinox Fund Management, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, calculated and accrued daily and paid monthly, at an annual rate of 1.45% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until May 31, 2013, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.86%, 2.61% and 1.61% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively.   Prior to February 1, 2011, the Advisor had agreed to waive a portion of its advisory fee and reimburse the Fund for other expenses so that the total expenses incurred by the Fund did not exceed 2.20% and 2.95% per annum of the Fund’s average daily net assets for Class A and Class C shares, respectively. For the year ended September 30, 2012, the Advisor waived fees in the amount of $301,993.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's operating expenses are subsequently less than 1.86%, 2.61% and 1.61% of average daily net assets attributable to Class A, Class C and Class I shares, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.86%, 2.61% and 1.61% of average daily net assets for each share class. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.86%, 2.61% and 1.61%, respectively per annum of the average daily net assets, the reimbursements shall be suspended.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

The following amounts are subject to recapture by the Fund by the following dates:

9/30/2013	$184,020
9/30/2014	$151,935
9/30/2015	$301,993

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

During the year ended September 30, 2012, MFL-CFC held a majority of the outstanding units of the following systemic trading companies: E2 Beach Horizon TradeCo. – Horizon Program LLC, E2 Cantab TradeCo LLC, E2 John Locke TradeCo – Cyril Program LLC, E2 Mesirow TradeCo – Absolute Return Plus Program LLC, E2 QCM TradeCo – Global Diversified Program LLC, E2 QIM TradeCo – Global Program LLC, E2 Quest TradeCo – QTI Program LLC and E2 Tiverton TradeCo – Discretionary Program LLC.  Such trading companies have engaged Beach Horizon LLP (Beach), Cantab Capital Partners LLP (Cantab), John Lock Investments SA (John Locke), Mesirow Financial Commodities Management, LLP (Mesirow), Quality Capital Management, Ltd. (QCM), Quantitative Investment Management, LLC (QIM), Quest Partners LLC (Quest) and Tiverton Trading (Tiverton), (each, a “CTA”), to provide trading advisory services to the relevant trading company.

Pursuant to the terms of the respective Advisory Agreements between each CTA and the relevant trading company, Beach, Cantab, John Locke, Mesirow, QCM, QIM, Quest and Tiverton are entitled to receive an advisory fee on a monthly basis in respect of futures trading advisory services provided to such trading company. Such fee is accrued daily and paid monthly equal to annual percentages of net assets ranging from 0.45% to 1.25%, in accordance with each individual CTA advisory agreement. The total advisory fee charged to MFL-CFC for the year ended September 30, 2012 was $2,156,456.

The CTAs are entitled to receive an Incentive fee in respect of each of the CTA portfolios.  Pursuant to Advisory Agreements, the CTAs received percentages of the new high net trading profits at the end of each calendar quarter during the year ended September 30, 2012 ranging from 20.00% to 25.00%, in accordance with each individual CTA advisory agreement.

New high net trading profits is equal to the net profits of the trading company during the period, if any, including gross realized trading profits plus or minus the change in unrealized profit (loss) on open positions minus broker commissions, exchange fees and other transaction related fees and expenses charged in connection with the trading company’s trading activities. The total incentive fees charged to MFL-CFC for the year ended September 30, 2012 was $1,769,506.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.   The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares. The Distributor is an affiliate of GFS. During the year ended September 30, 2012, the Distributor received $734,601 in underwriting commissions for sales of Class A shares, of which $105,366 was retained by the principal underwriter or other affiliated broker-dealers.

Effective April 1, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

5. REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended September 30, 2012, the Fund assessed $67,967 in redemption fees.

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Year Ended September 30, 2012	Year Ended September 30, 2011
Ordinary Income	$ 26,424,714	$ 7,047,684
Long-Term Capital Gain	182,469	1,608
Return of Capital	3,014,003	-
	$ 29,621,186	$ 7,049,292

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carry Forwards	Post October & Late Year Losses	Unrealized Appreciation/ (Depreciation)	Other Book/Tax Differences	Total Accumulated Earnings/ (Deficits)
$ -	$ -	$ -	$ (6,423,456)	$ (27,620,230)	$ 6,424,058	$ (27,619,628)

The difference between book basis and tax basis unrealized appreciation, undistributed ordinary income and accumulated net realized gain from security transactions is primarily attributable to the tax treatment of the Fund’s wholly-owned subsidiary.  Other book/tax differences are primarily attributable to adjustments resulting from the Fund’s investment in its wholly-owned subsidiary.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses as follows:

Late Year Losses
$ 6,423,456

Permanent book and tax differences, primarily attributable to net operating losses and the reclassification of ordinary distributions, resulted in reclassification for the period ended September 30, 2012 as follows:

Paid in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Gain/(Loss) From Security Transactions
$ (4,122,328)	$ 4,254,577	$ (132,249)

7.  NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s consolidated financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its consolidated financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s consolidated financial statements.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

8.  SUBSEQUENT EVENTS

The Fund is required to recognize in the consolidated financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Consolidated Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the consolidated financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of MutualHedge Frontier Legends Fund

We have audited the accompanying consolidated statement of assets and liabilities of MutualHedge Frontier Legends Fund (the Fund), including the consolidated portfolio of investments, as of September 30, 2012, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the two years in the period then ended and for the period from December 31, 2009 (commencement of operations) through September 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of MutualHedge Frontier Legends Fund as of September 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from December 31, 2009 (commencement of operations) through September 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado

November 29, 2012

MutualHedge Frontier Legends Fund

EXPENSE EXAMPLES

September 30, 2012(Unaudited)

As a shareholder of the MutualHedge Frontier Legends Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the MutualHedge Frontier Legends Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the MutualHedge Frontier Legends Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period* 4/1/12 – 9/30/12	Expense Ratio During Period** 4/1/12 – 9/30/12
Class A	$1,000.00	$1,015.30	$11.99	2.38%
Class C	1,000.00	1,011.40	15.74	3.13
Class I	1,000.00	1,017.40	10.74	2.13

Hypothetical (5% return before expenses)	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period* 4/1/12 – 9/30/12	Expense Ratio During Period** 4/1/12 – 9/30/12
Class A	$1,000.00	$1,013.10	$11.98	2.38%
Class C	1,000.00	1,009.35	15.72	3.13
Class I	1,000.00	1,014.35	10.73	2.13

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**Annualized.

MutualHedge Frontier Legends Fund

SUPPLEMENTAL INFORMATION

September 30, 2012 (Unaudited)

Renewal of Advisory Agreement – MutualHedge Frontier Legends Fund*

In connection with a regular meeting held on December 14, 2011, (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”) (together with the interested trustees, the “Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between Equinox Fund Management, LLC (the “Adviser”) and the Trust, on behalf of the MutualHedge Frontier Legends Fund (the “Fund”).  In considering the Agreement, the Board received materials specifically relating to the Adviser and the Agreement. These materials included: (a) investment management personnel; (b) operations and financial condition; (c) brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s overall fees and operating expenses compared with similar mutual funds; (f) the level of profitability from its fund-related operations; (g) compliance systems; (h) policies and procedures for personal securities transactions; and (i) the Fund’s performance compared with key indices.

In its consideration of the renewal of the Agreement for the Fund, the Board did not identify any single factor as controlling.  The Board considered the  following matters in connection with its renewal of the Agreement.

Nature, Extent and Quality of Services.  The Trustees discussed the nature of the Adviser’s operations, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed the financial information for the Adviser as provided by the Adviser.  The Trustees, including the Independent Trustees, concluded that the Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, then considered the past performance of the Fund compared the Fund’s performance with that of the benchmark index and the performance of a peer group of similar mutual funds.  The Board noted that the Fund had outperformed the Barclay BTOP50 Index, which seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure, for the 1-year and since inception periods ended October 31, 2011.  The Board further noted that the Fund had underperformed the S&P 500 Total Return Index for those periods, but had done so with a substantially lower standard deviation than the index. The Board, including the Independent Trustees, concluded that the Adviser’s performance was acceptable.

Fees and Expenses.  The Board then considered the advisory fee paid by the Fund and the Fund’s expense ratio, and compared fees and expenses to those of a peer group of similarly managed funds. The Board noted that the Fund’s advisory fee was higher than the average for funds in Morningstar’s Managed Futures Category, but the Fund’s expense ratio was lower than the category’s average.  The Board further noted that the Adviser had previously agreed to reduce its advisory fee from 1.70% to 1.45%, and that not all funds in the Morningstar category were comparable because they used different strategies to achieve their investment objectives.  The Trustees, including the Independent Trustees, concluded that the Fund’s advisory fee, as well as the overall expense ratio, were reasonable.

MutualHedge Frontier Legends Fund

SUPPLEMENTAL INFORMATION (Continued)

September 30, 2012 (Unaudited)

Profitability.  The Board reviewed profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered the profits realized by the Adviser from other activities related to the Fund.  The Board discussed at length with counsel what level of profitability was determined to not be excessive based on published case law and the reports of investment advisers that are public companies.  The Trustees concluded that because of the expense limitation agreement and expected asset levels, the Board was satisfied that the Adviser’s level of profitability from its relationship with a Fund is not, including the Independent Trustees, excessive.

Economies of Scale.  The Board considered whether there have been economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale.  The Board noted that the Fund had approximately $800 million in net assets and, if it continued to grow, could approach a point at which further economies of scale could be realized.  The Board determined that breakpoints are not necessary at this time; however, the Board requested that the Adviser prepare an operating expense projection in advance of the Board’s next consideration of renewing the Fund’s advisory agreement, so that the Board could determine whether breakpoints should be included in the advisory agreement and if so, at what levels.

  Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is reasonable and that approval of the Agreement for an additional year is in the best interests of the Trust and the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund(s).

MUTUALHEDGE FRONTIER LEGENDS FUND

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2012

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	100

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	100	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

MUTUALHEDGE FRONTIER LEGENDS FUND

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

MUTUALHEDGE FRONTIER LEGENDS FUND

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-643-3431.

9/30/12-Vs 1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-643-3431 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-643-3431.

INVESTMENT ADVISOR

Equinox Fund Management, LLC
1775 Sherman St. Suite 2500

Denver, CO 80264

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $45,000

2011 - $40,000

2010 - $ 50,000

(b)

Audit-Related Fees

2012 – None

2011 – None

2010 – None

(c)

Tax Fees

2012 - $   8,000

2011 - $ 10,000

2010 - $ 10,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 - None

2011 - None

2010 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

 2012                   2011

2010

Audit-Related Fees:

0.00%

               0.00%

0.00%

Tax Fees:

0.00%

               0.00%

0.00%

All Other Fees:

0.00%

               0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                          2012 - None

2011 - None

2010 - None

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/08/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/08/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/08/12